Income Tax Matters - Significant Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current tax expense:
Federal	$ 2,203	$ 662	$ 524
State	285	94	94
Total	2,488	756	618
Deferred tax expense (benefit):
Federal	(122)	26	(47)
State	(29)	(11)	8
Total	(151)	15	(39)
Net provision for income taxes	$ 2,337	$ 771	$ 579	$ 1,809	$ 895